UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 28, 2026
PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on April 28, 2026. At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors until the 2027 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas J. Nimbley	94,632,114	2,350,588	317,507	6,646,141
Spencer Abraham	86,791,659	10,268,565	239,985	6,646,141
Karen B. Davis	96,349,914	711,692	238,603	6,646,141
Paul J. Donahue, Jr.	95,590,010	1,465,992	244,207	6,646,141
S. Eugene Edwards	93,708,548	3,347,688	243,973	6,646,141
Georganne Hodges	96,720,842	336,649	242,718	6,646,141
Kimberly S. Lubel	95,949,763	1,107,004	243,442	6,646,141
Matthew C. Lucey	96,341,592	638,458	320,159	6,646,141
George E. Ogden	95,750,541	1,309,400	240,268	6,646,141
Damian W. Wilmot	94,717,940	2,338,247	244,022	6,646,141
Lawrence M. Ziemba	83,190,930	13,866,251	243,028	6,646,141
In addition, the following proposals were voted at PBF Energy’s Annual Meeting:

The ratification of the appointment of KPMG LLP to serve as PBF Energy’s independent registered public accounting firm for 2026 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN
103,269,405	456,777	220,168
With respect to the advisory vote regarding the 2025 compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
88,310,741	8,675,183	314,285	6,646,141
The amendment to the PBF Energy Inc. 2025 Equity Incentive Plan was approved by the stockholders, with the votes rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
93,134,328	3,856,348	309,533	6,646,141
Item 9.01 - Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 30, 2026	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary